EQUITY	12 Months Ended
Dec. 31, 2024
Equity [abstract]
EQUITY	EXCHANGEABLE SHARES, CLASS B SHARES AND CLASS C SHARES
The exchangeable shares and the class B shares are classified as liabilities due to their exchangeable and cash redemption features. Upon issuance, the exchangeable shares and the class B shares were recognized at their fair value. Subsequent to initial recognition, the exchangeable shares and the class B shares are recognized at amortized cost and remeasured to reflect changes in the contractual cash flows associated with the shares. These contractual cash flows are based on the price of one LP Unit.
During the year ended December 31, 2024, there were 4 exchangeable shares exchanged for LP Units (2023: 1,135). As at December 31, 2024, the exchangeable shares and the class B shares were remeasured to reflect the closing price of one LP Unit, $23.42 per unit. Remeasurement gains or losses associated with the exchangeable shares and class B shares are recorded in remeasurement of exchangeable and class B shares in the consolidated statements of operating results. During the year ended December 31, 2024, $18 million of dividends (2023: $18 million of dividends) were declared and paid on the outstanding exchangeable shares of the company and included in interest income (expense), net in the consolidated statements of operating results.
The following table provides a continuity schedule of outstanding exchangeable shares, and class B shares, along with the carrying value of the corresponding liability and remeasurement gains and losses:

	Exchangeable shares outstanding (Shares)	Class B shares outstanding (Shares)	Exchangeable shares and class B shares (US$ Millions)
Balance at January 1, 2024	72,954,450	1	$1,501
Shares exchanged to LP Units	(4)	—	—
Remeasurement (gains) losses	—	—	208
Balance at December 31, 2024	72,954,446	1	$1,709
Similar to the exchangeable shares and class B shares, the class C shares are classified as liabilities due to their cash redemption feature. However, the class C shares, the most subordinated class of all the company’s classes of common shares, meet certain qualifying criteria and are presented as equity instruments given the narrow scope presentation exceptions existing in IAS 32. Refer to Note 25 for further details related to class C shares.
EQUITY
The following table provides a continuity of the company’s outstanding common equity for the year ended December 31, 2024:

	Class C shares
	Shares outstanding (Shares)	Share capital (US$ Millions)
Balance at January 1, 2024	25,934,120	$737
Balance at December 31, 2024	25,934,120	$737
In connection with the special distribution, the company issued approximately 73 million exchangeable shares, 1 class B share and approximately 26 million class C shares. Due to the exchange feature of the exchangeable shares and the cash redemption feature of the class B and class C shares, the exchangeable shares, the class B shares, and the class C shares are classified as financial liabilities. However, the class C shares, the most subordinated of all of the company’s classes of common shares, meet certain qualifying criteria and are presented as equity instruments given the narrow scope presentation exceptions existing in IAS 32. Refer to Note 5 for further details related to exchangeable shares and class B shares.
The value of share capital, upon issuance of the class C shares was determined to be $28.41 based on the opening price of an LP Unit on March 15, 2022, the date of the special distribution.